Quarterly Financial Data for the year ended March 31, 2012: (Unaudited) (Tables)	12 Months Ended
Mar. 31, 2012
Schedule of Quarterly Financial Information

	Yen in millions
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Net sales	¥176,634	¥180,657	¥157,442	¥167,587	¥682,320
Income from continuing operations before income taxes	18,260	16,327	14,206	22,063	70,856
Net income attributable to Nidec Corporation	¥12,210	¥10,319	¥9,125	¥9,077	¥40,731

Net income attributable to Nidec Corporation per share:
Basic	88.20	74.86	66.68	66.34	296.25
Diluted	82.49	69.98	62.30	61.98	276.89

Earnings-per-share amounts for each quarter are computed independently. As a result, their sum may not equal the total year earnings-per-share amounts.